Other liabilities	12 Months Ended
Dec. 31, 2022
Other Liabilities
Other liabilities

26.       Other liabilities

	2022	2021

Other liabilities	732,367	74,971

Provision for future asset decommissioning	289,606	31,512
Advance from customers	15,068	8,355
Onerous capacity contract (i)	178,532	-
Other provisions for risk	83,923	-
Other (ii)	165,238	35,104
Current portion	(132,954)	(12,951)
Non-current portion	599,413	62,020

(i)	As part of the Cozani acquisition, a transferred capacity contract was identified in the transaction, where there is a take or pay obligation for a defined term. The amount recorded refers to the portion of capacity that will not be used for the remaining contractual term.

(ii)	On June 23, 2022, Complementary Law 194 was enacted, which, in short, amended Law 5172, of October 25, 1966 (National Tax Code), and Complementary Law 87, of September 13, 1996 (Kandir Law), to consider essential goods and services related to fuels, electric power, communications and collective transport and, as a consequence, pointed to the reduction of ICMS on revenues earned by companies in such industries.

The Company will proactively transfer its effects to its customers, according to the nature of its plans.  However, such transfer depends on systemic developments that are in progress and will be concluded during the course of 2023.  On December 31, 2022, the amount of R$ 117 million is recorded under “Other”, referring to the difference between the amount of the tax rate reduction defined in the Complementary Law and the amounts previously due, corresponding to the period necessary to carry out said systemic developments.